UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2012

AMERICAN REPROGRAPHICS COMPANY

(Exact name of registrant as specified in its charter)

STATE OF DELAWARE	001-32407	20-1700361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1981 N. Broadway, Suite 385, Walnut Creek, California 94596

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (925) 949-5100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 21, 2012, American Reprographics Company (the “Company”) issued a press release reporting its financial results for the fourth quarter of 2011 and for the full year ended December 31, 2011. A copy of the press release is furnished as Exhibit 99.1.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers.

2012 Voluntary Temporary Base Salary Reductions

On February 21, 2012, in connection with continued cost reduction initiatives, American Reprographics Company entered into letter agreements with each of Kumarakulasingam Suriyakumar, President and Chief Executive Officer; Dilantha Wijesuriya, Chief Operating Officer; and Rahul K. Roy, Chief Technology Officer, pursuant to which such officers have agreed to voluntary temporary base salary reductions in fiscal year 2012 of 10% for Mr. Suriyakumar and 5% for each of Messrs. Wijesuriya and Roy.

The foregoing summary of the letter agreements is not a complete description of the terms of such documents and is qualified by reference to the full text of such documents, which are attached hereto as Exhibit 10.1, 10.2 and 10.3 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	American Reprographics Company Press Release, dated February 21, 2012

10.1	Letter Agreement, dated February 21, 2012, by and between American Reprographics Company and Kumarakulasingam Suriyakumar

10.2	Letter Agreement, dated February 21, 2012, by and between American Reprographics Company and Dilantha Wijesuriya

10.3	Letter Agreement, dated February 21, 2012, by and between American Reprographics Company and Rahul Roy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2012	AMERICAN REPROGRAPHICS COMPANY

	By:	/s/ Kumarakulasingam Suriyakumar
Kumarakulasingam Suriyakumar
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	American Reprographics Company Press Release, dated February 21, 2012

10.1	Letter Agreement, dated February 21, 2012, by and between American Reprographics Company and Kumarakulasingam Suriyakumar

10.2	Letter Agreement, dated February 21, 2012, by and between American Reprographics Company and Dilantha Wijesuriya

10.3	Letter Agreement, dated February 21, 2012, by and between American Reprographics Company and Rahul Roy